Exhibit 10.17

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is dated as of [October 1, 2024], and made by GRAND CANYON EDUCATION, INC., a Delaware corporation (individually and collectively, “Grantor”), to ZIONS BANCORPORATION, N.A. dba National Bank of Arizona, as Administrative Agent for the Lenders (as hereinafter defined) (“Administrative Agent”, and in its capacity as Administrative Agent for the Lenders under this Agreement, “Secured Party”).

WHEREAS, Grand Canyon University, an Arizona non-profit corporation (“Borrower”), has entered into that certain Credit Agreement dated as of even date herewith (as amended and in effect from time to time, the “Credit Agreement”), with Administrative Agent and the lenders from time to time party thereto (collectively, “Lenders”), pursuant to which the Lenders, subject to the terms and conditions contained therein, have agreed to make certain loans (collectively, the “Loan”) to Grantor; and

WHEREAS, it is a condition precedent to the Lenders making the Loan to Borrower under the Credit Agreement that Grantor execute and deliver to Secured Party a security agreement in substantially the form hereof to secure the Obligations (as defined in the Credit Agreement); and

WHEREAS, Grantor wishes to grant a security interest in favor of Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. All capitalized terms used herein but not defined shall have the respective meanings ascribed to them in the Credit Agreement.  The term “State,” as used herein, means the State of Arizona.  The term “Event of Default,” as used herein, means as defined in the Credit Agreement, and each of the following shall also constitute an Event of Default under this Agreement: (a) Grantor shall fail to observe or perform any obligation or agreement contained herein; or (b) Secured Party, in good faith, believes any or all of the Collateral (defined below) and/or proceeds are in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy (collectively, “in jeopardy”).
2.Grant of Security Interest.  Grantor hereby grants to Secured Party, to secure the payment and performance in full of all of the Obligations (including, without limitation, any and all obligations of Grantor to Administrative Agent or any of the Lenders arising under or in connection with any interest rate hedging transactions entered into pursuant to any Hedging Agreements, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for any of the foregoing), a security interest in and so pledges and assigns to Secured Party the following properties, assets and rights of Grantor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): (a) all of Grantor’s right, title and interest in and to Grantor’s brokerage account WFS106030 (the “Account”) maintained by Zions Bancorporation, N.A. (presently maintained through its Wealth Management Division)1 and registered in the name of Grantor, including all investment property, securities, financial assets, securities entitlements, cash, and other assets held in the Account; (b) all proceeds, including cash and non-cash proceeds relating to any of the foregoing, including all cash monies, payments, revenues, distributions, dividends, securities, financial

1 Note to draft: Confirm that account details have been specified elsewhere –investment types, fees, etc.

ACTIVE\1613589805.4

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assets, and securities entitlements of any kind relating to any of the foregoing (“Collateral Revenues”); and (c) all insurance, general intangibles and account proceeds related to any of the following.
3.Control; Authorization to File Financing Statements.  It is the intent of Grantor and Secured Party that the security interest herein granted be perfected by “control” (as defined in Section 8-106, Section 9-104 and Section 9-106 of the Uniform Commercial Code).2  Grantor hereby agrees that it will join with Secured Party in taking any action reasonably required by Secured Party in order to perfect such security interest and protect the rights and priorities of Secured Party with respect to the Collateral.  Grantor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, and (b) provide any other information required by part 5 of Article 9 of the UCC of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Grantor is an organization, the type of organization and any organizational identification number issued to Grantor.  Grantor agrees to furnish any such information to Secured Party promptly upon Secured Party’s reasonable request.  Grantor also ratifies its authorization for Secured Party to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Further, without limiting the foregoing or any other provision of this Agreement, on a continuing basis, Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be reasonably requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Grantor’s compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with any applicable state or foreign office.
4.Other Actions.  To further the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party’s security interest in the Collateral, and without limitation on Grantor’s other obligations in this Agreement, Grantor agrees, in each case at Grantor’s expense, to take the following actions with respect to the following Collateral:
4.1Investment Property.  If Grantor shall at any time hold or acquire any certificated securities, Grantor shall forthwith endorse, assign and deliver the same to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify. If any securities now or hereafter acquired by Grantor are uncertificated and are issued to Grantor or its nominee directly by the issuer thereof, Grantor shall immediately notify Secured Party thereof and, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (a) cause the issuer to agree to comply with instructions from Secured Party as to such securities, without further consent of Grantor or such nominee, or (b) arrange for Secured Party to become the registered owner of the securities.  If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by Grantor are held by Grantor or its nominee through a securities intermediary or commodity intermediary, Grantor shall immediately notify Secured Party thereof and, at Secured Party’s request and option, pursuant to an agreement in form and substance satisfactory to Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by Secured Party to such commodity intermediary, in each case without further consent of Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for Secured Party to

2 Note to draft: confirm how investment decisions with respect to the account will be made while Secured Party has control of the account.

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become the entitlement holder with respect to such investment property, with Grantor being permitted, only with the consent of Secured Party, to exercise rights to withdraw or otherwise deal with such investment property.  Secured Party agrees with Grantor that Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur.  The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which Secured Party is the securities intermediary.
4.2Electronic Chattel Paper and Transferable Records.  If Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, Grantor shall promptly notify Secured Party thereof and, at the request and option of Secured Party, shall take such action as Secured Party may reasonably request to vest in Secured Party control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record.
4.3Other Actions as to Any and All Collateral.  Grantor further agrees, at the request and option of Secured Party, to take any and all other actions Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of Secured Party to enforce, Secured Party’s security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that Grantor’s signature thereon is required therefor, (b) causing Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (d) using best efforts to obtain governmental and other third party waivers, consents and approvals in form and substance reasonably satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, and (e) taking all actions under any earlier versions of the UCC or under any other law, as reasonably determined by Secured Party to be applicable in any relevant UCC or other jurisdiction, including any foreign jurisdiction.
5.Relation to Other Security Documents.  The provisions of this Agreement supplement the provisions of any assignment, security agreement or pledge agreement granted by Grantor to Secured Party which secures the payment or performance of any of the Obligations.  Nothing contained in any such assignment, security agreement or pledge agreement shall derogate from any of the rights or remedies of Secured Party hereunder.
6.Withdrawals and Substitutions.
6.1Withdrawals.  So long as no Event of Default has occurred and is continuing, Grantor may make withdrawals from the securities account(s) in which Secured Party has herein been granted a security interest, with the prior written consent of Secured Party.  Upon the occurrence of an Event of Default, Secured Party may take such steps as shall be necessary to preclude Grantor from making withdrawals of any type from such securities account(s) until such time as such Event of Default has been cured or waived

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by Secured Party, as the case may be.  Secured Party’s rights under the preceding sentence of this Section 6.1 are in addition to all other rights afforded Secured Party under this Agreement, or otherwise.
6.2No Liability.  Agent shall not be liable to Grantor or any other Person for any loss or diminution in value of any Collateral or the proceeds thereof, irrespective of whether Grantor may retain hereunder the right to substitute Collateral.  Secured Party shall not pay interest on the Collateral and does not assume responsibility for the earning of any income thereon.
7.Representations and Warranties Concerning Grantor’s Legal Status.  Grantor represents and warrants to the Secured Party as follows: (a) the Grantor’s exact legal name is that indicated on the signature page hereof, (b) Grantor is a Delaware corporation, and (c) the Grantor’s principal place of business or, if more than one, its chief executive office, as well as the Grantor’s mailing address, if different, is 2600 West Camelback Road, Phoenix, Arizona 85017.
8.Covenants Concerning Grantor’s Legal Status.  Grantor covenants with Secured Party as follows: (a) without providing at least thirty (30) days prior written notice to Secured Party, Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if Grantor does not have an organizational identification number and later obtains one, Grantor shall forthwith notify Secured Party of such organizational identification number, and (c) Grantor will not change its type of organization, jurisdiction of organization or other legal structure.
9.Covenants Concerning Collateral, etc.  Grantor hereby represents, warrants and agrees that:
9.1Grantor has full and complete marketable title to the Collateral, the Collateral is maintained solely in the name of the Grantor, and the Collateral now is, and Grantor will at all times keep the Collateral free of all liens, encumbrances and claims of any kind or nature other than the security interest of Secured Party or as permitted by Secured Party.
9.2Grantor will not sell, transfer or otherwise dispose of any of the Collateral or any interest therein to any other Person except in accordance with Section 6.1.
9.3All property credited to the securities account(s) in which Secured Party has herein been granted a security interest, and all other rights of Grantor arising out of such securities account(s), including any free credit balances, will be treated as “financial assets” under Article 8 of the Uniform Commercial Code.
9.4The Collateral complies with all applicable laws, regulations, interpretations and orders concerning form, content and manner of preparation and execution.
9.5All the Collateral has been duly and validly issued and is fully paid for and non-assessable.  Except for Collateral that Grantor have specifically designated in writing as “restricted stock” and/or “control stock” as defined by Securities and Exchange Commission Rule 144 in effect on the date of this Agreement, or as may be specifically stated to Secured Party in writing prior to the date hereof, all Collateral is transferable without prior notice to, or approval or consent from, any Person or governmental authority, and there exists no condition or restriction to or affecting the transfer of the Collateral.
9.6Grantor will pay when due and prior to delinquency all taxes, levies, assessments or other claims which are or may become liens against the Collateral.

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9.7Grantor will neither make nor permit any material change in the nature, value or type of the Collateral without Secured Party’s prior written consent.
9.8Grantor will deliver to Secured Party promptly or ensure that Secured Party promptly receives (i) all Collateral, (ii) except as otherwise provided herein, all Collateral Revenues, (iii) such specific acknowledgments, Regulation U Statement of Purpose forms or other agreements or writings as Secured Party may request relating to the Collateral, (iv) copies of records and other reports relating to the Collateral in such form and detail and at such times as Secured Party may from time to time require, and (v) such information as Secured Party requires from time to time regarding Grantor’s financial condition or the Collateral and events which could affect either or both, and will permit Secured Party access at reasonable times to its records containing such information.
9.9Grantor will from time to time as required by Secured Party: execute and deliver to Secured Party, and file or record at Grantor’s expense, all notices and other documents Secured Party deems necessary in order for it to maintain a first-priority perfected security interest and control over, the Collateral; and perform such other acts, and execute and deliver to Secured Party in, such additional assignments, agreements and instruments as Secured Party may request in connection with the administration and enforcement of this Agreement and Secured Party’s or Lenders’ rights, powers and remedies hereunder.
9.10Grantor will from time to time as required by Secured Party:  (i) comply with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Secured Party to enforce, Secured Party’s security interest in such Collateral, (ii) obtain governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (iii) take all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction.
9.11Grantor, without providing at least 30 days’ prior written notice to Secured Party, will not change Grantor’s name or principal place of business.
9.12Grantor will not exercise or refrain from exercising any voting or consensual rights or powers relating to any Collateral if, in the reasonable judgment of Secured Party, such action would have a material adverse effect on the value of the Collateral.
10.Intentionally Omitted.
11.Collateral Protection Expenses; Preservation of Collateral.
11.1Expenses Incurred by Secured Party.  In Secured Party’s discretion, if Grantor fails to do so, Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, or pay any necessary filing fees or insurance premiums. Grantor agrees to reimburse Secured Party on demand for all expenditures so made.  Secured Party shall have no obligation to Grantor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.
11.2Secured Party’s Obligations and Duties.  Anything herein to the contrary notwithstanding, Grantor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by Grantor thereunder. Secured Party shall not have any

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obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating to any of the Collateral, nor shall Secured Party be obligated in any manner to perform any of the obligations of Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to Secured Party or to which Secured Party may be entitled at any time or times.  Secured Party’s sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC of the State or otherwise, shall be to deal with such Collateral in the same manner as Secured Party deals with similar property for its own account.
12.Securities and Deposits.  Subject to Section 13, Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations.  Subject to Section 13, whether or not any Obligations are due, Secured Party and Lenders may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral.  Subject to Section 13, regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from Secured Party or Lenders to Grantor may at any time be applied to or set off against any of the Obligations.
13.Secured Party’s Agreements Regarding Remedies.  Notwithstanding anything to the contrary in this Agreement, Secured Party agrees that, prior to the exercise of any of Secured Party’s rights to liquidate, sell or otherwise dispose of (including by setoff or otherwise) any portion of the Collateral described in this Agreement, Secured Party shall liquidate, sell or otherwise dispose of the Borrower Collateral (as defined below) and apply the proceeds from such liquidation, sale or other disposition towards the payment of the Obligations; provided, however, nothing herein shall prevent Secured Party from liquidating, selling or otherwise disposing of (including by setoff or otherwise) all or any portion of the Collateral if Secured Party’s right to liquidate, sell or otherwise dispose of the Borrower Collateral is prevented, stayed or otherwise precluded by law, rule (administrative or otherwise), statute, or court order (including the application of any automatic stay or other similar rule or law).  For clarity, Secured Party’s agreement to use the efforts described above will not be construed to require Secured Party to initiate or institute any suit, cause of action or other judicial proceeding to permit it to liquidate, sell or otherwise dispose of the Borrower Collateral. As used herein, “Borrower Collateral” means all “Collateral” as defined in that certain Security Agreement dated as of October 1, 2024 by and among Borrower, as grantor, and Zions Bancorporation, N.A. dba National Bank of Arizona, as secured party.
14.Power of Attorney.
14.1Appointment and Powers of Secured Party.
(a)Grantor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full power and authority in the place and stead of Grantor or in Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Grantor, without notice to or assent by Grantor, to do the following:

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(b)At any time after the occurrence and during the continuation of an Event of Default that is not timely cured as set forth in the Credit Agreement, without notice, and at Grantor’s expense, Secured Party in its name or in the name of Grantor may, but shall not be obligated to (i) collect by legal proceedings or otherwise, endorse, receive and receipt for all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (ii) make any compromise or settlement it deems desirable or proper with reference to the Collateral; (iii) participate in any recapitalization, reclassification, reorganization, consolidation, redemption, stock split, merger or liquidation of any issuer of any Collateral, and, in connection therewith, deposit or surrender control of the Collateral, accept money or other property in exchange for the Collateral, and take such action as it deems proper in connection therewith, and any other money or property received in exchange for the Collateral shall be applied to the Obligations or held by Secured Party thereafter as Collateral pursuant to the provisions hereof; (iv) cause Collateral to be transferred to its name (if not already in Secured Party’s name) or to the name of its nominee; and (v) exercise as to the Collateral all the rights, powers and remedies of an owner.
(c)to the extent that Grantor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without Grantor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as Secured Party may deem appropriate and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require Grantor’s signature.
14.2Ratification by Grantor.  To the extent permitted by law, Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and is irrevocable until the termination of this Agreement.
14.3No Duty on Secured Party.  The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for Secured Party’s own gross negligence or willful misconduct.
15.Rights and Remedies.  During the continuation of an Event of Default, Secured Party, without any other notice to or demand upon Grantor, has in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral. In addition, Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.
16.Standards for Exercising Rights and Remedies.  To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on

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Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral.  Grantor acknowledges that the purpose of this Section 16 is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC or other law of the State or any other relevant jurisdiction in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 16.  Without limitation upon the foregoing, nothing contained in this Section 16 shall be construed to grant any rights to Grantor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 16.
17.No Waiver by Secured Party, etc.  Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Secured Party deems expedient.
18.Suretyship Waivers by Grantor.  Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2.  Grantor further waives any and all other suretyship defenses.
19.Marshaling.  Subject to Section 13, Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations

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is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Grantor hereby irrevocably waives the benefits of all such laws.
20.Proceeds of Dispositions; Expenses.  Grantor shall pay to Secured Party on demand any and all expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by Secured Party in protecting, preserving or enforcing Secured Party’s rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as set forth in the Credit Agreement, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC of the State, any excess shall be promptly returned to Grantor. In the absence of final payment and satisfaction in full of all of the Obligations, Grantor shall remain liable for any deficiency.
21.Overdue Amounts.  Until paid, all amounts due and payable by Grantor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the default rate of interest provided in the Credit Agreement.
22.Governing Law; Consent to Jurisdiction.  THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ARIZONA. Grantor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Grantor by mail at the address specified in the Credit Agreement. Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.
23.Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which collectively shall be deemed to be one and the same agreement, binding on all of the parties hereto notwithstanding that all such parties have not signed the same counterpart.  Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.
24.Continuation and Termination.  This Agreement shall continue in effect until the earlier of (a) both of the following have occurred: (i) payment and performance in full of all Obligations and (ii) the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement, or (b) Borrower’s pledge to Lender of $100,000,000 in cash collateral in substitution of the Collateral.
25.DISPUTE RESOLUTION.  This Section contains a jury waiver, arbitration clause, and a class action waiver.  READ IT CAREFULLY.

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This dispute resolution provision shall supersede and replace any prior “Jury Waiver,” “Judicial Reference,” “Class Action Waiver,” “Arbitration,” “Dispute Resolution,” or similar alternative dispute agreement or provision between or among the parties.

25.1JURY TRIAL WAIVER; CLASS ACTION WAIVER.  As permitted by applicable law, each party waives their respective rights to a trial before a jury in connection with any Dispute (as “Dispute” is hereinafter defined), and Disputes shall be resolved by a judge sitting without a jury.  If a court determines that this provision is not enforceable for any reason and at any time prior to trial of the Dispute, but not later than 30 days after entry of the order determining this provision is unenforceable, any party shall be entitled to move the court for an order compelling arbitration and staying or dismissing such litigation pending arbitration (“Arbitration Order”).  If permitted by applicable law, each party also waives the right to litigate in court or an arbitration proceeding any Dispute as a class action, either as a member of a class or as a representative, or to act as a private attorney general.

25.2ARBITRATION.  If a claim, dispute, or controversy arises between us with respect to this Agreement, related agreements, or any other agreement or business relationship between any of us whether or not related to the subject matter of this Agreement (all of the foregoing, a “Dispute”), and only if a jury trial waiver is not permitted by applicable law or ruling by a court, any of us may require that the Dispute be resolved by binding arbitration before a single arbitrator at the request of any party.  By agreeing to arbitrate a Dispute, each party gives up any right that party may have to a jury trial, as well as other rights that party would have in court that are not available or are more limited in arbitration, such as the rights to discovery and to appeal.

Arbitration shall be commenced by filing a petition with, and in accordance with the applicable arbitration rules of, JAMS or National Arbitration Forum (“Administrator”) as selected by the initiating party.  If the parties agree, arbitration may be commenced by appointment of a licensed attorney who is selected by the parties and who agrees to conduct the arbitration without an Administrator.  Disputes include matters (i) relating to a deposit account, application for or denial of credit, enforcement of any of the obligations we have to each other, compliance with applicable laws and/or regulations, performance or services provided under any agreement by any party, (ii) based on or arising from an alleged tort, or (iii) involving either of our employees, agents, affiliates, or assigns of a party. However, Disputes do not include the validity, enforceability, meaning, or scope of this arbitration provision and such matters may be determined only by a court.  If a third party is a party to a Dispute, we each will consent to including the third party in the arbitration proceeding for resolving the Dispute with the third party.  Venue for the arbitration proceeding shall be at a location determined by mutual agreement of the parties or, if no agreement, in the city and state where lender or bank is headquartered.

After entry of an Arbitration Order, the non-moving party shall commence arbitration.  The moving party shall, at its discretion, also be entitled to commence arbitration but is under no obligation to do so, and the moving party shall not in any way be adversely prejudiced by electing not to commence arbitration.  The arbitrator: (i) will hear and rule on appropriate dispositive motions for judgment on the pleadings, for failure to state a claim, or for full or partial summary judgment; (ii) will render a decision and any award applying applicable law; (iii) will give effect to any limitations period in determining any Dispute or defense; (iv) shall enforce the doctrines of compulsory counterclaim, res judicata, and collateral estoppel, if applicable; (v) with regard to motions and the arbitration hearing, shall apply rules of evidence governing civil cases; and (vi) will apply the law of the state specified in the agreement giving rise to the Dispute.  Filing of a petition for arbitration shall not prevent any party from (i) seeking and obtaining from a court of competent jurisdiction (notwithstanding ongoing arbitration) provisional or ancillary remedies including but not limited to injunctive relief, property preservation orders, foreclosure, eviction, attachment, replevin, garnishment, and/or the appointment of a receiver, (ii) pursuing non-judicial foreclosure, or (iii) availing

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itself of any self-help remedies such as setoff and repossession.  The exercise of such rights shall not constitute a waiver of the right to submit any Dispute to arbitration.

Judgment upon an arbitration award may be entered in any court having jurisdiction except that, if the arbitration award exceeds $4,000,000, any party shall be entitled to a de novo appeal of the award before a panel of three arbitrators.  To allow for such appeal, if the award (including Administrator, arbitrator, and attorney’s fees and costs) exceeds $4,000,000, the arbitrator will issue a written, reasoned decision supporting the award, including a statement of authority and its application to the Dispute.  A request for de novo appeal must be filed with the arbitrator within 30 days following the date of the arbitration award; if such a request is not made within that time period, the arbitration decision shall become final and binding.  On appeal, the arbitrators shall review the award de novo, meaning that they shall reach their own findings of fact and conclusions of law rather than deferring in any manner to the original arbitrator.  Appeal of an arbitration award shall be pursuant to the rules of the Administrator or, if the Administrator has no such rules, then the JAMS arbitration appellate rules shall apply.

Arbitration under this provision concerns a transaction involving interstate commerce and shall be governed by the Federal Arbitration Act, 9 U.S.C. § 1 et seq.  This arbitration provision shall survive any termination, amendment, or expiration of this Agreement.  If the terms of this provision vary from the Administrator’s rules, this arbitration provision shall control.

25.3RELIANCE.  Each party (i) certifies that no one has represented to such party that the other party would not seek to enforce jury and class action waivers in the event of suit, and (ii) acknowledges that it and the other party have been induced to enter into this Agreement by, among other things, the mutual waivers, agreements, and certifications in this Section.
26.Unlawful Use, Medical Marijuana, Controlled Substances and Prohibited Activities.  Grantor shall not use, occupy, or permit the use or occupancy of any leased or owned real property or any Collateral by Grantor or any lessee, tenant, licensee, permittee, agent, or any other person in any manner that would be a violation of any applicable federal, state or local law or regulation, regardless of whether such use or occupancy is lawful under any conflicting law, including without limitation any law relating to the use, sale, possession, cultivation, manufacture, distribution or marketing of any controlled substances or other contraband (whether for commercial, medical, or personal purposes), or any law relating to the medicinal use or distribution of marijuana (collectively, “Prohibited Activities”).  Any lease, license, sublease or other agreement for use, occupancy or possession of any leased or owned real property or any Collateral (collectively a “lease”) with any third person (“lessee”) shall expressly prohibit the lessee from engaging or permitting others to engage in any Prohibited Activities.  Grantor shall upon demand provide Secured Party with a written statement setting forth its compliance with this section and stating whether any Prohibited Activities are or may be occurring in, on or around any leased or owned real property or any Collateral.  If Grantor becomes aware that any lessee is likely engaged in any Prohibited Activities, Grantor shall, in compliance with applicable law, terminate the applicable lease and take all actions permitted by law to discontinue such activities.  Grantor shall keep Secured Party fully advised of its actions and plans to comply with this section and to prevent Prohibited Activities.

This section is a material consideration and inducement upon which Secured Party relies in extending the Loan and other financial accommodations to Grantor. Failure by Grantor to comply with this section shall constitute a material non-curable Event of Default.  Notwithstanding anything in this Agreement, the Credit Agreement or the Loan Documents regarding rights to cure Events of Default, Secured Party is entitled upon breach of this section to immediately exercise any and all remedies under this Agreement, the Credit Agreement, the Loan Documents, and by law.

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In addition and not by way of limitation, Grantor shall indemnify, defend and hold Secured Party harmless for, from and against any loss, claim, damage, liability, fine, penalty, cost or expense (including attorneys’ fees and expenses) arising from, out of or related to any Prohibited Activities at or on any leased or owned real property or any Collateral, Prohibited Activities by Grantor or any lessee of any leased or owned real property or any Collateral, or Grantor’s breach, violation, or failure to enforce or comply with any of the covenants set forth in this section. This indemnity includes, without limitation any claim by any governmental entity or agency, any lessee, or any third person, including any governmental action for seizure or forfeiture of any leased or owned real property or any Collateral (with or without compensation to Secured Party, and whether or not any leased or owned real property or any Collateral is taken free of or subject to Secured Party’s lien or security interest).

27.WAIVER OF DEFENSES AND RELEASE OF CLAIMS. The undersigned hereby (i) represents that neither the undersigned nor any principal of the undersigned has any defenses to or setoffs against any indebtedness or other obligations owing in connection with the Loan by Grantor, or by the undersigned’s principals, to Secured Party or Secured Party’s affiliates (as used in this Section 28, the “Obligations”), nor any claims against Secured Party or Secured Party’s affiliates for any matter whatsoever, related or unrelated to the Obligations, and (ii) releases Secured Party and Secured Party’s affiliates, officers, directors, employees and agents from all claims, causes of action, and costs, in law or equity, known or unknown, whether or not matured or contingent, existing as of the date hereof that the undersigned has or may have by reason of any matter of any conceivable kind or character whatsoever, related or unrelated to the Obligations, including the subject matter of this Agreement. The foregoing release does not apply, however, to claims for future performance of express contractual obligations that mature after the date hereof that are owing to the undersigned by Secured Party or Secured Party’s affiliates. As used in this paragraph, the word “undersigned” does not include Secured Party or any individual signing on behalf of Secured Party. The undersigned acknowledges that Secured Party has been induced to enter into or continue the Obligations by, among other things, the waivers and releases in this paragraph.
28.Document Imaging.  Secured Party shall be entitled, in its sole discretion, to image or make copies of all or any selection of the agreements, instruments, documents, and items and records governing, arising from or relating to any of Grantor’s loans, including, without limitation, this Agreement and the Loan Documents, and Secured Party may destroy or archive the paper originals.  The parties hereto (i) waive any right to insist or require that Secured Party produce paper originals, (ii) agree that such images shall be accorded the same force and effect as the paper originals, (iii) agree that Secured Party is entitled to use such images in lieu of destroyed or archived originals for any purpose, including as admissible evidence in any demand, presentment or other proceedings, and (iv) further agree that any executed facsimile (faxed), scanned, or other imaged copy of this Agreement or any Loan Document shall be deemed to be of the same force and effect as the original manually executed document.
29.Miscellaneous.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon Grantor and its respective successors and assigns, and shall inure to the benefit of Secured Party and its successors and assigns. This Agreement may be amended or modified only in writing signed by Secured Party and Grantor. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Grantor acknowledges receipt of a copy of this Agreement.
30.Non-Borrower Grantor.
30.1Rights of Secured Party.  With respect to the Obligations, Grantor authorizes Secured Party to perform any or all of the following acts at any time in its sole discretion, all without notice to or

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the consent or approval of Grantor and without affecting Secured Party’s rights or Grantor’s obligations under this Agreement:
(a)Secured Party may alter any Obligation, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, all or any part of any Obligation.
(b)Secured Party may take and hold security for any Obligation, accept additional or substituted security therefor, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect, and sell or otherwise dispose of any such security.
(c)Secured Party may direct the order and manner of any public or private sale of all or any part of any security assigned to Secured Party by Borrower or any other person, or otherwise to comply with the Uniform Commercial Code with respect to any personal property collateral, and Secured Party may also bid at any such sale.
(d)Secured Party may apply any payments or recoveries from Borrower, any guarantor (a “Guarantor”) of any Obligation or any other source, and any proceeds of any security, to the Obligations in such manner, order and priority as Secured Party may elect, whether or not those obligations are secured at the time of the application.
(e)Secured Party may release Borrower or any other person of its liability for all or any part of any Obligation.
(f)Secured Party may substitute, add, or release any one or more Guarantors or endorsers.
(g)In addition to the Obligations, Secured Party may extend other credit to Borrower, and may take and hold security for the credit so extended, all without affecting Grantor’s liability under this Agreement.
30.2Grantor’s Waivers.  Grantor waives:
(a)Subject to Section 13, any right it may have to require Secured Party to proceed against Borrower or any other person, proceed against or exhaust any security held from Borrower or any other person, or pursue any other remedy in Secured Party’s power to pursue;
(b)Any defense based on any claim that Grantor’s obligations exceed or are more burdensome than those of Borrower;
(c)Any defense based on (i) any legal disability of Borrower or any other person, (ii) any release, discharge, modification, impairment, or limitation of the liability of Borrower or any other person to Secured Party from any cause, whether consented to by Secured Party or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships (“Insolvency Proceeding”), and (iii) any rejection or disaffirmance of all or any part of any Obligation, or any security therefor, in any such Insolvency Proceeding;
(d)Any defense based on any action taken or omitted by Secured Party in any Insolvency Proceeding involving Borrower, including any election to have Secured Party’s claim allowed as being secured, partially secured or unsecured, any extension of credit by Secured Party to Borrower in

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any Insolvency Proceeding, and the taking and holding by Secured Party of any security for any such extension of credit;
(e)All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;
(f)Any defense based on or arising out of any defense that Borrower may have to the payment or performance of all or any part of any Obligation;
(g)Any defense based on the unenforceability or invalidity of any collateral assignment or guaranty with respect to any Obligation, or the lack of perfection or continuing perfection or lack of priority of any lien (other than the lien of the Agreement) which secures any Obligation; and
(h)Any failure of Secured Party to marshal assets in favor of Grantor or any other person.
30.3Waivers of Subrogation and Other Rights.
(a)Subject to Section 13, upon a default by Borrower, Secured Party in its sole discretion, without prior notice to or consent of Grantor, may elect to (i) foreclose either judicially or nonjudicially against any real or personal property security that Secured Party may hold for the Obligations, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust all or any part of any Obligation or make any other accommodation with Borrower or any Guarantor, or (iv) exercise any other remedy against Borrower or any security.  No such action by Secured Party shall release or limit the liability of Grantor, who shall remain liable under this Agreement after the action, even if the effect of the action is to deprive Grantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Secured Party, whether contractual or arising by operation of law or otherwise.  Grantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest, or claim in or to any real or personal property to be held by Secured Party or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Obligations.
(b)Regardless of whether Grantor may have made any payments to Secured Party, Grantor forever waives (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Borrower for any sums paid by Grantor to Secured Party with respect to the Obligations, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Grantor may have against Borrower with respect to the Obligations, and (iii) all rights to participate in any security now or later to be held by Secured Party for the Obligations.
(c)Grantor understands and acknowledges that if Secured Party forecloses judicially or nonjudicially against any real property security for the Loan, such foreclosure could impair or destroy any ability that Grantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right that Grantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by Grantor under the Agreement.
(d)All notices to Grantor, to Borrower, or to any other person, including, but not limited to, notices of the acceptance of this Agreement, or the creation, renewal, extension, modification or accrual of any of the Obligations owed to Secured Party and, enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto.

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(e)Diligence and demand of payment, presentment, protest, dishonor and notice of dishonor.
(f)All defenses and claims based on principles of suretyship and/or guaranty.
(g)Any and all benefits under Arizona Revised Statutes (“A.R.S.”) Sections 12-1641 through 12-1646 and Rule 17(f) of the Arizona Rules of Civil Procedure.
(h)All statutes of limitations as a defense to any action or proceeding brought against Grantor by Secured Party, to the fullest extent permitted by law.
30.4Information Regarding Borrower.  Grantor warrants and agrees that Grantor has not relied, and will not rely, on any representations and warranties by Secured Party to Grantor with respect to the creditworthiness of Borrower or the prospects of repayment of any Obligation from sources other than the Collateral.  Before signing this Agreement, Grantor will have investigated the financial condition and business operations of Borrower, and such other matters as Grantor may deem appropriate to assure itself of Borrower’s ability to discharge its obligations under or with respect to the Obligations.  Grantor assumes full responsibility for such due diligence, as well as for keeping informed of all matters which may affect Borrower’s ability to pay and perform its obligations to Secured Party.  Secured Party has no duty to disclose to Grantor any information which Secured Party may have or receive about Borrower’s financial condition or business operations, or any other circumstances bearing on Borrower’s ability to perform.  Grantor is familiar with the terms and conditions of the Loan Documents and consents to all provisions thereof.
30.5Subordination.  Any rights of Grantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Borrower,3 or to withdraw capital invested by it in Borrower (if applicable), or to receive distributions from Borrower (if applicable), shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment to Secured Party of all Obligations; provided, however, that prior to the occurrence of an Event of Default, Grantor may receive payments of such subordinated obligations in the ordinary course of business and in a manner that is consistent with past practices. For the avoidance of doubt, this Section 30.5 does not apply to any payments made by Borrower and received by Grantor under and pursuant to that certain Master Services Agreement between Borrower and Grantor, dated July 1, 2018 (as the same may be amended and/or amended and restated from time to time).
30.6Consideration.
(a)Grantor acknowledges that it expects to benefit from Secured Party’s entering into certain material transactions with respect to the Obligations because of Grantor’s relationship to Borrower, and that it is executing this Agreement in consideration of such anticipated benefit.
(b)Grantor does not intend to defraud any of its creditors by execution and delivery of the Agreement.  Grantor is not insolvent, and Grantor shall not be rendered insolvent by virtue of such execution of the Agreement.  Grantor has determined that, in its opinion, the fair market value of the benefits to be derived by it from such execution of the Agreement will equal or exceed the cost and expense that may be incurred by Grantor under or in connection with the Agreement.
30.7Lawfulness and Reasonableness.  Grantor warrants that all of the waivers in this Agreement are made with full knowledge of their significance, and of the fact that events giving rise to any

3 Note to draft: Confirm no debt currently owed by GCU to GCE.

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defense or other benefit waived by Grantor may destroy or impair rights which Grantor would otherwise have against Secured Party, Borrower and other persons, or against collateral.  Grantor agrees that (i) all such waivers are reasonable under the circumstances and (ii) if any such waiver is determined (by a court of competent jurisdiction) to be contrary to any law or public policy, the other waivers herein shall nonetheless remain in full force and effect.
30.8Agreement to be Absolute.  Grantor expressly agrees that until each and every term, covenant and condition of this Agreement is fully performed, Grantor shall not be released by or because of:
(a)Any act or event which might otherwise discharge, reduce, limit or modify Grantor’s obligations under this Agreement;
(b)Any waiver, extension, modification, forbearance, delay or other act or omission of Secured Party, or its failure to proceed promptly or otherwise against Borrower, Grantor or any security;
(c)Any action, omission or circumstance which might increase the likelihood that Grantor may be called upon to perform under this Agreement or which might affect the rights or remedies of Grantor against Borrower; or
(d)Any dealings occurring at any time between Borrower and Secured Party, whether relating to the Obligations or otherwise.

Grantor hereby expressly waives and surrenders any defense to its liability under this Agreement based upon any of the foregoing acts, omissions, agreements, waivers or matters.  It is the purpose and intent of this Agreement that the obligations of Grantor under it shall be absolute and unconditional under any and all circumstances.

30.9Limitation on Amount Obligated; Contribution by Other Persons.  Anything contained in this Agreement to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of Grantor under the Agreement, such obligations shall be limited to a maximum aggregate amount equal to the largest amount that would not render Grantor’s obligations under the Agreement subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of Grantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of Grantor in respect of intercompany indebtedness, if any, to Borrower or any Affiliate (as defined in the Credit Agreement) of Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Grantor under the Agreement pursuant to which the liability of Grantor under the Agreement is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification, or contribution of Grantor pursuant to applicable law or pursuant to the terms of any agreement.
30.10Enforceability.  Grantor hereby acknowledges that (i) the obligations undertaken by Grantor in the Agreement are complex in nature, (ii) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, (iii) as part of Secured Party’s consideration for accepting the Agreement as security the Loan, Secured Party has specifically bargained for the waiver and relinquishment by Grantor of all such defenses, and (iv) Grantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type

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contemplated herein.  Given all of the above, Grantor hereby represents and confirms to Secured Party that Grantor is fully informed regarding, and that Grantor does thoroughly understand, (w) the nature of all such possible defenses, (x) the circumstances under which such defenses may arise, (y) the benefits which such defenses might confer upon Grantor, and (z) the legal consequences to Grantor of waiving such defenses.  Grantor acknowledges that Grantor enters into this Agreement with the intent that the Agreement and all of the informed waivers in this Agreement shall each and all be fully enforceable by Secured Party, and that Secured Party is accepting the Agreement in material reliance upon the presumed full enforceability thereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, intending to be legally bound, Grantor has caused this Agreement to be duly executed as of the date first above written.

DEBTOR:

GRAND CANYON EDUCATION, INC., a Delaware corporation

By:  /s/ Daniel E. Bachus

Name: Daniel E. Bachus

Title: Chief Financial Officer

Signature Page to Security Agreement (GCE)

ACTIVE\1613589805.4

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Accepted:

ZIONS BANCORPORATION, N.A. dba National Bank of Arizona

By: /s/ Sabina Aaronson

Name: Sabina Aaronson

Title: Vice President

Signature Page to Security Agreement (GCE)

ACTIVE\1613589805.4

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